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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    March 20, 1997
                                                 -------------------

                          TRYON MORTGAGE FUNDING, INC.
             (Exact name of registrant as specified in its charter)


Delaware                            33-87402                       56-1930085
(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                  File Number)           Identification No.)


                     Address of principal executive offices:

                           NationsBank Corporate Center
                           100 North Tryon Street, 11th Floor
                           Charlotte, NC  28255
                           Attn:  Robert J. Perret



Registrant's telephone number, including area code       (704) 386-2400
                                                    ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 5.  OTHER EVENTS.

         Tryon Mortgage Funding, Inc. (the "Registrant") proposes to issue and sell certain securities as an additional series of its Mortgage Pass-Through Certificates previously registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and Rule 415 thereunder pursuant to its Registration Statement on Form S-3 (Registration No. 33-87402), which became effective January 5, 1995 (the "Registration Statement").

         In connection with the proposed issuance, the Registrant has named the law firm of Kennedy Covington Lobdell & Hickman, L.L.P. ("KCLH"), as issuer's counsel. KCLH has not previously provided its opinion as to the legality of certificates issued pursuant to the Registration Statement, or given its consent to be named in the Registration Statement. Accordingly, KCLH has now provided the Registrant such opinion and consent. The Registrant hereby submits the opinion and consent of KCLH as additional exhibits to the Registration Statement.

         This Report, including the exhibits hereto, is deemed incorporated by reference in the Prospectus, as supplemented by the Prospectus Supplement, pursuant to Item 12 of Form S- 3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

                  5.2 Opinion of Kennedy Covington Lobdell & Hickman, L.L.P. with respect to certain matters involving the Certificates, including the consent of Kennedy Covington Lobdell & Hickman, L.L.P. to be named in the Prospectus.

                  23.2 Consent of Kennedy Covington Lobdell & Hickman, L.L.P. to be named in the Prospectus (included in Exhibit 5.2).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TRYON MORTGAGE FUNDING, INC.



                                      By:   /s/ James H. Sherrill
                                            ----------------------------------
                                      Name: James H. Sherrill
                                            ----------------------------------
                                      Its:  Vice President
                                            ----------------------------------


Dated:  March 20, 1997

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                          TRYON MORTGAGE FUNDING, INC.

                                  EXHIBIT INDEX


                                                                                       Sequentially
Exhibit No                       Exhibit Description                                   Numbered Page
----------                       -------------------                                   -------------
5.2          Opinion of Kennedy Covington 5 Lobdell & Hickman, L.L.P. with respect          5
             to certain matters involving the Certificates, including consent of
             Kennedy Covington Lobdell & Hickman, L.L.P. to be named in the
             Prospectus.


23.2 Consent of Kennedy Covington Lobdell & Hickman, L.L.P. to be named in the Prospectus (included in Exhibit 5.2).



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